UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2022

ALLARITY THERAPEUTICS, INC.

(Exact name of registrant as specified in our charter)

Delaware	001-41160	87-2147982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Broadway, Suite 201 Cambridge, MA	02139
(Address of Principal Executive Offices)	(Zip Code)

(401) 426-4664

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALLR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 2, 2022, Allarity Therapeutics A/S, an Aktieselskab organized under the laws of Denmark (“Allarity A/S”) entered into certain exclusive license agreements (collectively, the “License Agreements”) with Oncoheroes Biosciences, Inc. (“Oncoheroes”). As previously disclosed, on December 20, 2021 and in connection with the Plan of Reorganization and Asset Purchase Agreement which was amended and restated on September 23, 2021 (the “Recapitalization Share Exchange”), between Allarity Therapeutics, Inc. (“us,” “we,” “our,” or the “Company”), Allarity Acquisition Subsidiary, Inc., a Delaware corporation and our wholly owned subsidiary (“Acquisition Sub”), and Allarity A/S, we consummated the transactions contemplated in the Asset Purchase Agreement among us, Acquisition Sub and Allarity A/S (the “Purchase Agreement”), pursuant to which Acquisition Sub acquired substantially all of the assets and assumed substantially all of the liabilities of Allarity A/S. In accordance with Section 13.03 of the Purchase Agreement, effective as of January 2, 2022, we entered into an Assignment and Assumption Agreement with Allarity A/S, pursuant to which Allarity A/S assigned the License Agreements to us (the “Assignment”).

Under the License Agreements, Oncoheroes will acquire exclusive, global development rights to our therapeutic candidates Dovitinib, a pan-targeted kinase inhibitor (pan-TKI), and Stenoparib, a PARP inhibitor, and assume responsibility for their further clinical development in the field of pediatric cancers. As part of the License Agreements, Oncoheroes will receive commercialization rights for pediatric cancers, subject to our first buy-back option for each program, and we will receive upfront license fees and regulatory milestones for each program. If we do not re-acquire the pediatric field rights, we will further receive certain clinical/regulatory milestone payments and royalties on sales of Stenoparib and Dovitinib in the pediatric cancer market from Oncoheroes.

Development Milestone Payments

Under the License Agreements, we would also be entitled to receive certain milestone payments relating to the development and commercialization of Dovitinib and Stenoparib upon the occurrence of the following events: (i) upon the regulatory approval of a product in the United States, and (ii) upon the regulatory approval of a product in the European Union. Each milestone payment is payable one time only, regardless of the number of times the corresponding milestone event is achieved by a product and regardless of the number of products to achieve such milestone event. If all milestones are achieved, then we would be entitled to receive up to $2 million in milestone payments under each respective License Agreement.

Royalty Payments

In addition to the milestone payments described above, Oncoheroes has agreed to pay us royalties based on aggregate annual net sales of all products derived from Dovitinib and Stenoparib during the royalty term which is determined on a country-by-country and product-by-product basis, as the period of time commencing on the first commercial sale of any product in such country and expiring upon the latest of (a) the expiration of the last valid claim of a patent within (i) our intellectual property and/or (ii) the joint intellectual property in such country (if, but only if, such joint intellectual property arose from activities under the clinical development plan defined in the agreement), or (b) the fifteenth (15th) anniversary of the date of first commercial sale of such licensed drug in such country. We will be entitled to royalty payments of between three percent (3%) and eight percent (8%) of annual net sales of between $0 and $100 million, between six percent (6%) and eleven percent (11%) of annual net sales between $100 million and $200 million, and between eight percent (8%) and thirteen percent (12%) of annual net sales in excess of $200 million. The royalty amounts we are entitled to receive may be subject to reduction in the event a product is not covered by a valid claim of a licensed patent in such country.

The License Agreements with Oncoheroes will continue on a product-by-product and country-by-country basis until the expiration of the applicable royalty term described above. However, the License Agreements may be terminated by Oncoheroes at any time after the first anniversary of the effective date of each License Agreement for any or no reason upon (i) ninety (90) days’ written notice if such notice is provided prior to first commercial sale, and (ii) one hundred eighty (180) days’ written notice if such notice is provided on or after the first commercial sale. We may also terminate the License Agreements upon sixty (60) days’ written notice if Oncoheroes challenges any of our licensed patents included under the License Agreements. The License Agreements may also be terminated by either party upon the material breach of the agreement by the other party if such breach is not cured within sixty (60) days, or in the event that either party files for bankruptcy.

The foregoing summary of the terms of the License Agreements and Assignment do not purport to be complete. Copies of the License Agreements (in redacted form subject to a confidential treatment request submitted to the Securities and Exchange Commission (the “SEC”)) and Assignment will be filed as Exhibits to the Company’s Form 10-K to be filed for the year ended December 31, 2021.

Item 7.01 Regulation FD Disclosure

On January 3, 2022, the Company issued a joint press release announcing the signing of the License Agreements. A copy of the full text of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information reported Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1, is being “furnished” and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Report on Form 8-K contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. All statements in this press release other than statements that are purely historical are forward-looking statements. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose,” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees for future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. All forward-looking statements in this document are qualified in their entirety by this cautionary statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Exhibit Description
99.1	Press Release dated January 3, 2022 – Allarity Therapeutics and Oncoheroes Biosciences Sign Agreements to Advance Pediatric Cancer Development of Dovitinib and Stenoparib
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

Allarity Therapeutics, Inc.

	By:	/s/ Steve R. Carchedi
Steve R. Carchedi
Chief Executive Officer

Dated: January 6, 2022

4